UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): October 29, 2002

GULFMARK OFFSHORE, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-22853
(Commission file number)

76-0526032
(I.R.S. Employer Identification No.)

4400 Post Oak Parkway, Suite 1170, Houston, Texas     77027
                    (Address of principal executive offices)                               (Zip Code)

(713) 963-9522
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

(Exhibit Index located on Page 3)

ITEM 9.      Regulation FD Disclosure

     On October 29, 2002, GulfMark Offshore, Inc. (NASDAQ: GMRK) announced the results of its operations for the quarter ended September 30, 2002. Additional information is included in the Company's press release dated October 29, 2002, which is attached hereto as Exhibit 99.1

(b) Exhibits.

Exhibit No.               Description
   99.1                      Press Release dated October 29, 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 29, 2002

                                                                            GulfMark Offshore, Inc.
                                                                            (Registrant)
                                                                  By:     /s/ Edward A. Guthrie
                                                                            -------------------------------
                                                                            Executive Vice President and
                                                                            Chief Financial Officer

EXHIBIT INDEX

Exhibit No.               Description
   99.1                      Press Release dated October 29, 2002